Break Boundaries. Ignite Change. Nasdaq: IOBT Corporate Presentation January 2024 Exhibit 99.1

DISCLAIMER | Forward Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our business plan, clinical trials and regulatory submissions. We may, in some cases, use terms such as  “may,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties.  Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to the execution of our business plan, success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission.  For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Indications: Melanoma SCCHN NSCLC 3 T-win cancer vaccine technology platform 1 3 Pipeline programs 17 Patent Families Focused on improving clinical effect without adding systemic toxicity 50% 80% * Results from phase 1/2 MM1636 Melanoma 25.5 Months mPFS* Providing rapid and durable responses HIGHLIGHTS | Break Boundaries. Ignite Change. 3Q24 Ph. 3 interim analysis outcome IO102-IO103 in Ph. 3 Pivotal trial in advanced melanoma fully enrolled 2025 Potential US market entry ORR* CRR*

PATIENT AND MARKET PERSPECTIVE 1 OUR UNIQUE VALUE PROPOSITION 2 OUR PIPELINE AND THE SCIENCE BEHIND IT 3 GROWTH STRATEGY AND OUTLOOK 4 THE IO BIOTECH TEAM 5 CONTENT

PATIENT FOCUS | Improving patient outcomes without adding systemic toxicity on both advanced and earlier stages of cancer

AN UNMET NEED

There is a need for therapeutic strategies that can continue to improve patient outcomes, with novel mechanisms of action to optimize treatment response without adding systemic toxicity.

IO BIOTECH'S FOCUS WITH IO102-IO103 IN MELANOMA*

Current focus

IO102 – IO103 vaccine in advanced melanoma

The phase 1/2 trial in metastatic melanoma showed a nearly **doubling of the expected activity of anti-PD1 alone,** with no added systemic toxicity (80% ORR**)

Evolving focus

IO102 – IO103 vaccine in neo-adjuvant / adjuvant

Exploring treatment with a curable intent and applicable **to earlier stages of cancer**

Stage III/IV cancer



Diagnosis
16% of all diagnosed
Surgery (if applicable)
Advanced melanoma treatment paradigm

* IOBT is also present in two other indications: Squamous Cell Carcinoma of the Head and Neck (SCCHN) and Non-Small Cell Lung Cancer Treatment (NSCLC) ** Results from phase 1/2 MM1636 Melanoma

Sources: Cancer.net Editorial Board 2023

Non-confidential Overview

5

MARKET | IO Biotech aims to address the unmet need in 3 large and growing indications

	Melanoma		Squamous Cell Carcinoma of the Head and Neck* (SCCHN)		Non-Small Cell Lung Cancer Treatment** (NSCLC)	
	New cases, worldwide	Deaths, worldwide	New cases, worldwide	Deaths, worldwide	New cases, worldwide	Deaths, worldwide
2020	~325,000	~57,000	~744,000	~364,000	~1,875,000	~1,526,000
Estimation for 2040	~510 000	~96,000	1,109,000	~556,000	~3,084,000	~2,557,000
	+57%	+68%	+49%	+52%	+64%	+68%

*Data represented here is a sum of incidence of Lip, Oral Cavity, Larynx, Hypopharynx, and Oropharynx cancer ** Data represented here corresponds to 85% of the incidence of trachea, bronchus and lung.
Sources: International agency for research on cancer

Non-confidential Overview
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2028 2022 16 14 12 10 8 6 4 2 +11% 2028 2022 2028 2022 Forecast global Melanoma Drug Sales in USD billions Forecast global SCCHN Drug Sales in USD billions Forecast global NSCLC Drug Sales in USD billions 0.0 4.0 5.0 4.5 3.5 3.0 2.5 2.0 1.5 1.0 0.5 +8% 0 90 80 70 60 50 40 30 4.3 9.0 5.4 3.3 20 10 +10% CAGR 30.0 54.4 27.0 15.5 14.4 7.6 2.9 4.7 CAGR 45.5 81.4 CAGR MARKET | Expected growth in global cancer drug sales for 2028 indicates a need for new and effective treatments Key takeaways: All three indications are projected to grow at a similar rate (CAGR between 8% and 11%) with Melanoma having the fastest estimated growth rate. NSCLC has the highest projected market value and given its large market size, even a small market share could be substantial. US US US Source: Evaluate Pharma accessed December 2023

MARKET | Solid tumors are often detected at advanced stages, or progressing quickly to advanced stage, increasing the mortality rate

	Melanoma	Squamous Cell Carcinoma of the Head and Neck* (SCCHN)	Non-Small Cell Lung Cancer Treatment** (NSCLC)
	~325,000 New cases in 2020, worldwide **~57,000** Deaths in 2020, worldwide	**~744,000** New cases in 2020, worldwide **~364,000** Deaths in 2020, worldwide	**~1,875,000** New cases in 2020, worldwide **~1,526,000** Deaths in 2020, worldwide
Global cancer incidence	• Worldwide, melanoma is the **17th most diagnosed cancer and 5th most common cancer in the US**	• Worldwide, SCCHN is the **6th most diagnosed cancer**	• Worldwide, lung cancer is the **2nd most diagnosed cancer** and **NSCLC is estimated to account for 85% of all lung** cancer diagnoses
Stages at diagnosis	• **Stage I/II and III/IV** melanoma accounts for **84%** and **16%** of the new cases, respectively	• **Stage I/II, III and IV** SCCHN accounts for **28%, 55%** and **17%** of the new cases, respectively	• **Stage I, II, III and IV** lung cancer accounts for **21%, 5%, 23%** and **44%** of the new cases, respectively
5-year survival rate	• The 5-year survival rate for patients in stage IV is **22.5%**[1]	• The 5-year survival rate is **50%**[2]	• The 5-year relative survival rate for patients in stage IV is **28%** [3]

*Data represented here is a sum of incidence of Lip, Oral Cavity, Larynx, Hypopharynx, and Oropharynx cancer ** Data represented here corresponds to 85% of the incidence of trachea, bronchus and lung.

Source: International agency for research on cancer 1. Melanoma Research Alliance; 2. National Library of Medicine, The Journal of Pain 3. Cancer.Net

Non-confidential Overview 8

MARKET | Melanoma, SCCHN, and NSCLC are worldwide cancer threats, but especially present in Europe, North America and Oceania 16,1 Northern America Oceania Europe 9,0 Melanoma SCCHN NSCLC 27,71 11,4 11,0 25,0 30,1 11,2 20,4 Asia 0,4 8,1 19,5 Melanoma, SCCHN, and NSCLC incidence in 2020, age standardized rate (ASR) per 100,000 Key takeaways: Worldwide, melanoma is the 17th most diagnosed cancer and 5th most common cancer in the US Worldwide, SCCHN is the 6th most diagnosed cancer (sum of Lip, Oral Cavity, Larynx, Hypopharynx, and Oropharynx cancer) Worldwide, lung is the 2nd most diagnosed cancer and NSCLC is estimated to account for 85% of all lung cancer diagnoses Latin America and the Caribbean 2,3 5,8 10,2 Africa 0,9 3,7 5,3 *Germany, France, Italy, Spain, UK Sources: GLOBOCAN, International Agency for Research Cancer, 2020

PATIENT AND MARKET PERSPECTIVE 1 OUR UNIQUE VALUE PROPOSITION 2 OUR PIPELINE AND THE SCIENCE BEHIND IT 3 GROWTH STRATEGY AND OUTLOOK 4 THE IO BIOTECH TEAM 5 CONTENT

UNIQUE VALUE PROPOSITION | T-Win® investigational IO102-IO103 cancer vaccine with dual mechanism of action and POC with high clinical efficacy

Clinical POC

- **Enhanced activity outcomes when administered in combination with anti PD-1 therapy** high ORR of 80%, with 50% of patients reaching a CR
- **Duration of response** demonstrated rapid and durable responses

No added systemic toxicity

Favorable safety & tolerability
Safety profile of IO102-IO103 combined with anti PD-1 in Ph 1/2 comparable to anti-PD-1 mono therapy

Broad applicability

- **Responses across patient subgroups** BRAF mutation, PD-L1 status, LDH.

PROOF POINTS


Clinical data showing activity without added systemic toxicity
T-win® cancer vaccine technology platform with a dual mechanism of action
Unique Value Proposition
Time to treatment Off-the-shelf therapeutic cancer vaccines

PROOF POINTS

T-win® cancer vaccine technology platform with a dual mechanism of action

- **Targets both** the tumor and the immuno-suppressive cells in the TME
- **Enhanced activity** by modulating the TME and creating a more pro-inflammatory environment

Multi-dimensional level

- **Potential to broad application** to different indications (different cancer types)
- **Advances** the IO treatment paradigm

PROOF POINTS

Minimized time to treatment

- **Preparation and administration** designed as readily available off-the shelf vaccine providing immediate treatment within the optimal therapeutic window compared to personalized approaches

*HCPs = healthcare professionals

Sources: Munir et al. 2012; Munir et al. 2013; Ahmad et al. 2014 ;Andersen 2019 ; Kjeldsen et al, 2021

Non-confidential Overview 11

UNIQUE VALUE PROPOSITION | Preliminary physician feedback highlights from market research the potential of IO Biotech’s vaccine IO102-IO103 The mOS is the most impressive data presented - the 16 months improvement is excellent – FR KOL (if) the ORR is superior to ipi + nivo, this product will become the new standard of care – US KOL I would probably use this for all my patients regardless of BRAF or PD-L1 status – US KOL Excited to help more patients and see how benefit would be in long term - KOL Encouraging that there are no trade-offs between AEs and efficacy - KOL It can be broadly expanded to a larger subset of patients and deliver great efficacy - KOL Source: Physician market research , Q4 2023; Brainsurgery and IO Biotech (2023); reactions to Ph1/2 data and target product profile

IO Biotech is developing a cancer vaccine aiming to improve patient outcomes, without adding systemic toxicity, focusing on efficacy, durability, safety, and tolerability UNIQUE VALUE PROPOSITION | IO Biotech aims to address the unmet needs of the patients vis-à-vis current therapies Parameter Standard of Care Recently approved therapy Efficacy Safety Tolerability CURRENT THERAPIES IN MELANOMA IOBT’S VALUE PROPOSITION Initials: Initials: 59% of those patients experience severe adverse events2 40% of advanced melanoma patients do not fully benefit from current therapies1 Clinical data showing activity without added systemic toxicity Current anti-PD1 combination therapies for advanced melanoma offer either better efficacy or safety, but not both PATIENT NEEDS 1/10 2/10 3/10 5/10 6/10 7/10 8/10 9/10 10/10 1/10 2/10 3/10 5/10 7/10 8/10 9/10 10/10 Relative disadvantage Relative advantage Patients seek better outcomes, that lead to better treatment responses, not adding systemic toxicity. Sources: Prescribing informations (Opdualag®, Opdivo®, Yervoy®), CHECKMATE-067: Phase 3 Study of Nivolumab or Nivolumab Plus Ipilimumab Versus Ipilimumab Alone in Previously Untreated Advanced Melanoma ; RELATIVITY-047; A Study of Relatlimab Plus Nivolumab Versus Nivolumab Alone in Participants With Advanced Melanoma

PATIENT AND MARKET PERSPECTIVE 1 OUR UNIQUE VALUE PROPOSITION 2 OUR PIPELINE AND THE SCIENCE BEHIND IT 3 GROWTH STRATEGY AND OUTLOOK 4 THE IO BIOTECH TEAM 5 CONTENT

TECHNOLOGY PLATFORM | T-Win® cancer vaccines have a dual mechanism of action, targeting both tumor cells and immuno-suppressive cells in the TME


Subcutaneous injection with T- win cancer vaccine technology, once every three weeks
T-win vaccine **activates T cells** with a **dual mechanism of action**
T cells attack both **tumor cells** and **target-expressing immuno-suppressive cells** (e.g., IDO1, PDL1)
The modulated and **inflamed TME becomes immune permissive,** enabling further tumor cell killing by the T cells

The T-win® cancer vaccine platform provide **new therapeutic strategies** that can continue to improve patient outcomes with **novel mechanism of action** and by **addressing multiple TME suppressive elements in solid tumors**.

Sources: Kjeldsen et al. Nat Med. 2021;27:2212–2223. Erratum in: Nat Med. 2022;28(4):871; (Munir et al. 2012, Munir et al. 2013, Ahmad et al. 2014, Andersen 2019).; (IO Biotech and Lankenau Institute [unpublished data]) ; Andersen, M.H. Semin. Immunopathol. (2023).

Non-confidential Overview 15

PIPELINE | The T-win® cancer vaccine platform with 3 product candidates in multiple cancer indications

From **one-dimension** with a single product candidate in one indication…

…to a **multi-dimensional pipeline** testing patients globally on 3 indications and continuing to expand.

Product candidates	Line of therapy/ indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Takeaways
IO102-IO103 Targets: IDO, PD-L1	First Line Advanced • Melanoma*				IA 3Q-2024	Phase 3 **pivotal trial fully enrolled; outcome of interim analysis (IA)** expected 3Q24. Potential **accelerated approval in 2025** if supported by IA
	First Line Solid Tumors* • Lung (NSCLC) • Head & Neck (SCCHN)					Indication **expansion** strategy in 1L NSCLC and SCCHN on track
	Neo-adjuvant / Adjuvant Solid Tumors* • Melanoma • Head & Neck (SCCHN)					**Extension** into earlier lines of treatment; trial enrolling with high level of interest from global sites
IO112 Target: Arginase 1	Solid Tumors • Indications TBD					**Research** ongoing - Early-stage pipeline targeting additional immuno-suppressive mechanisms
IO170 Target: TGF-β1	Solid Tumors • Indications TBD					**Research** ongoing - Early-stage pipeline targeting additional immuno-suppressive mechanisms

Ongoing pipeline development

IA = Interim Analysis, NSCLC = non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck
* In combination with pembrolizumab

Non-confidential Overview 16

CLINICAL TRIALS | The totality of clinical data for IO102-IO103 is encouraging

From **one-dimension** with a single product candidate in one indication…

…to a **multi-dimensional pipeline** testing patients globally on 3 indications and continuing to expand.

FIRST LINE METASTATIC MELANOMA

Results from phase 1/2 (MM1636): 80% ORR*, 50% CR

Status: Currently in Phase 3 with 380 patients

FIRST LINE NSCLC

Results from phase 2
ORR 56% > Benchmark ORR 39%**

Status
Encouraging preliminary data (n=18) presented at ESMO 2023

FIRST LINE SCCHN

Results from phase 2
ORR 3/6 > Benchmark ORR 23%**

Status
Encouraging preliminary data presented at ESMO 2023

Ph1/2 in melanoma (**MM1636**) with encouraging results, driving continued clinical development → **Ph3** in first-line advanced melanoma (**IOB-013/KN-D18**)




Ongoing **Ph2** in solid tumors basket (**IOB-022/KN-D38**) with encouraging preliminary efficacy data; no new safety signals observed




*Two of the 24 responding patients progressed before subsequent radiological confirmation (as previously reported in Nature Medicine RECIST1.1= 73.3% ORR)
**KEYNOTE-042 (pembro alone in 1L NSCLC PD-L1 ≥50%): ORR 39%; KEYNOTE-048 (pembro alone in 1L SCCHN CPS ≥20%): ORR 23%

Non-confidential Overview 17

Phase 1/2 MM1636 Melanoma

CLINICAL TRIALS | Successful outcomes from phase 1/2 were published in Nature Medicine and drove continued clinical development for 1L melanoma

Compelling Data Published in Nature Medicine

December 09, 2021

nature medicine — ARTICLES — 09 December 2021

A phase 1/2 trial of an immune-modulatory vaccine against IDO/PD-L1 in combination with nivolumab in metastatic melanoma

Julie Westerlin Kjeldsen[1,5], Cathrine Lund Lorentzen[1,5], Evelina Martinenaite[1,2], Eva Ellebaek[1], Marco Donia[1], Rikke Boedker Holmstroem[1], Tobias Wirenfeldt Klausen[1], Cecilie Oelvang Madsen[1], Shamaila Munir Ahmed[1], Stine Emilie Weis-Banke[1], Morten Orebo Holmström[1], Helle Westergren Hendel[3], Eva Ehrnrooth[2], Mai-Britt Zocca[2], Ayako Wakatsuki Pedersen[2], Mads Hald Andersen[1,4] and Inge Marie Svane[1]

Change in Target Lesion Size by Patient



Results showing an attractive safety profile

January 2023 Data Cut as Published in JITC, May 2023*

49.8
Months median follow up

25.5
Months mPFS
Progression Free Survival

mOS
Median Overall Survival
Not yet reached

50%
CRR
Complete Response Rate

80%
ORR
Overall Response Rate
(as previously reported in Nature; RECIST1.1= 73.3% ORR)

17%
TRAEs leading to discontinuation**
Treatment Related Adverse Events

* January 23 update: One patient was re-evaluated and did not have "real progression" but instead pseudo progression Lorentzen et al. J Immunother Cancer 2023;11(5):e006755
** TRAEs were not published in JITC data

Non-confidential Overview 18

Phase 3 IOB-013/KN-D18 Melanoma

CLINICAL TRIALS | Treatment for 1L melanoma is currently in ph3, fully enrolled with IA in Q3 24 and potential BLA submission by end of 2024

Clinical trial design

Eligibility criteria

- N=380
- Advanced Melanoma
  - Unresectable Stage III
  - Metastatic Stage IV
- > 6 mo. After adj. neo-adjuvant anti-PD-1
- Measurable disease (RECIST 1.1)
- ECOG PS 0-1
- Stable CNS disease is allowed

Stratification

Disease Stage (Low vs high risk)*

BRAF (mut vs WT)

*Stage IIID and IV M1a-b vs. stage IV M1c-d

Randomization

1:1

IO102-IO103 and Pembrolizumab 200mg q3w (N= 190)

For up to 35 cycles

Pembrolizumab 200mg q3w (N= 190)

>100 sites enrolling patients in Europe, Australia, South Africa, Israel and the United States

Endpoints

PRIMARY ENDPOINT

- PFS by central review

SECONDARY/EXPLORATORY ENDPOINTS

- ORR, DRR, CRR, OS, DoR, TTR, DCR
- Incidence of AEs and SAEs
- Quality of life
- Biomarkers in blood and tumor tissue will also be assessed

MILESTONES

- IDMC meeting in September 2023 recommended that **the trial continue without modifications;**
- **Completed enrolment** of 380 patients November 2023

NEXT STEPS

- Pre-defined interim analysis of ORR: First 225 patients 12 months post randomization;
- **Outcome of interim analysis expected in 3Q2024**; if supportive, BLA submission for accelerated approval

* IDMC = independent data monitoring committee, BLA = Biologics License Applications (US Food and Drug Administration)
ClinicalTrials.gov identifier: NCT05155254

Non-confidential Overview 19

Phase 2 IOB-022/KN-D38 Solid Tumor Basket

CLINICAL TRIALS | Treatments for Head & Neck and Lung cancer are currently in phase 2 with encouraging preliminary data

Clinical trial design

Eligibility criteria

- N=up to 30 per cohort
- Previously untreated metastatic solid tumors
- No prior 1-line therapy
- Measurable disease
- ECOG PS 0 or 1

Cohorts[1]

NSCLC
PD- L1 TPS ≥ 50%

SCCHN (HPV +/-)
PD- L1 CPS ≥ 20

Cohort A = Non-small cell lung cancer adenocarcinoma
Cohort B = Squamous cell carcinoma of the head and neck R/M disease

Treatment

IO102-IO103 and Pembrolizumab 200mg q3w

For up to 35 cycles

Endpoints

PRIMARY ENDPOINT

- ORR

SECONDARY/EXPLORATORY ENDPOINTS

- PFS (RECIST1.1)
- DoR
- CR
- DCR
- OS
- Safety

MILESTONES & NEXT STEPS

- **Achieved pre-defined interim analysis of ORR in NSCLC cohort**: First 15 patients with ≥2 cycles and ≥2 post-baseline tumor assessments or discontinued
- **Next steps** to get additional data

PRELIMINARY RESULTS

- **Encouraging preliminary data from ESMO,** with an ORR of 56% for NSCLC and an ORR in 3/6 patients for SCCHN
- **ORR shows potential to compare favorably to market benchmarks**: For NSCLC, IOBT's **ORR 56%** > Market **ORR* 39%;** while for SCCHN, IOBT's **ORR 3/6 patients** > Market **ORR** 23%**

*KEYNOTE-042 (pembro alone in 1L NSCLC PD-L1 ≥50%): ORR 39% (Mok et al. Lancet 2019)
**KEYNOTE-48 (pembro alone in 1L SCCHN CPS ≥20%): ORR 23% (Burtness et al. Lancet 2019)
EudraCT No. 2021-003026-69; ClinicalTrials.gov No. NCT05077709

Non-confidential Overview 20

Phase 2 IOB-022/KN-D38 Solid Tumor Basket

CLINICAL TRIALS | Preliminary analysis shows 5 NSCLC and 3 SCCHN patient partial responses having more than 180 days PFS

Preliminary partial responses, days since first injection per subject



Subjects/TPS or CPS/Cohort
Cohort A: NSCLC-adenocarcinoma
Cohort B: SCCHN
A
B
005
006
015
017
024
030
039
007
028
042
019
043
008
050
035
002
011
037
013
031
041
034
014
054
Best Overall Response
CR
PR
SD
PD
Overall Response
Partial response
Progressive disease
Ongoing
0
30
60
90
120
150
180
210
240
270
300
330
360
390
420
449
Time Since First Injection (days)

Encouraging preliminary data reported

A

NSCLC results (N=18)

Best overall response	N = 18
ORR (95% CI)*	56% [30.8; 78.5]
Partial Response (PR)	10 (56%)
Stable Disease (SD)	5 (28%)
Progressive Disease (PD)	3 (17%)

B

SCCHN results (N = 6)

Best overall response	N = 6
ORR*	3 / 6
Partial Response	3
Stable Disease	0
Progressive Disease	3

Efficacy set: all patients with at least 2 post-baseline tumor assessments or discontinued after 2 cycles of study treatment.
Safety profile consistent with previous studies.
Note: 8 out of the 10 NSCLC patients and the 3 SCCHN patient had PR confirmed per RECIST 1.1.; patient 035 experienced progressive disease at the following scan and patient 050 had not yet had their second scan at the time of data cut off. Patient 008 discontinued study treatment due to toxicity.

C = cycle; CI = confidence interval; CR = complete response; ORR = overall response rate; PD = progressive disease; PR, partial response; SD = stable disease; TPS = tumor proportion score

Non-confidential Overview

21

Phase 2 IOB-032/KN-D40 Neo-adjuvant/adjuvant Basket Trial

CLINICAL TRIALS | Neo-adjuvant/adjuvant treatment for Melanoma and Head & Neck cancer are currently enrolling a phase 2

Clinical trial design

Eligibility criteria

- N= 15 per cohort
- Resectable melanoma or SCCHN
- Candidate for surgical resection with curative intent
- No prior therapy for the tumor under study
- Measurable disease
- ECOG PS 0 or 1

Cohorts

- Melanoma Resectable Stage III
- SCCHN Resectable Stage III/IV

Treatment

Neo-adjuvant phase

IO102-IO103 and Pembrolizumab (200mg q3w)

Melanoma: 3 cycles

SCCHN: 2-3 cycles

Surgery and recovery

Surgical resection → Recovery*

Melanoma: No CRT

SCCHN: Recovery* followed by SoC RT+/- cisplatin**

Adjuvant phase

IO102-IO103 and Pembrolizumab q3w

15 cycles

Milestones and next steps

- **Trial open for enrollment at sites** in countries including Australia, US, France, Germany & Spain
- **First patient treated** in December 2023

Endpoints

Primary endpoint:
Major pathologic response

Secondary endpoints:
Pathological CR, ORR

Other secondary endpoints:
DFS, EFS, Safety

* Recovery ≤12 weeks; ** If required
ECOG PS, Eastern Cooperative Oncology Group performance status; SCCHN, squamous cell carcinoma of the head and neck
ClinicalTrials.gov No. NCT05280314

Non-confidential Overview 22

TIME TO TREATMENT | IOBT’s off-the-shelf therapeutic cancer vaccines ensure patients can receive treatment without delay* GMP Manufacturing Vaccine production Storage The vaccine is stored at 2-8°C Procurement The vaccine is ordered by the clinic Patient Vaccination The patient receives the vaccine A 4 steps process from IO102-IO103 production to the patient vaccination… Time to treatment IOBT’s therapeutic cancer vaccine provides fast access to the medicine ensuring the patients don’t have to wait* … Enhancing the overall patient experience. No additional visits necessary for treatment The patient needs to be in the clinic once every three weeks for the vaccine administration aligned with current SOC** * Compared to a personalized vaccine ** E.g. anti PD-1 treatment

PATIENT AND MARKET PERSPECTIVE 1 OUR UNIQUE VALUE PROPOSITION 2 OUR PIPELINE AND THE SCIENCE BEHIND IT 3 GROWTH STRATEGY AND OUTLOOK 4 THE IO BIOTECH TEAM 5 CONTENT

GROWTH STRATEGY | Since its foundation in 2014, IO Biotech has built a strong platform and has the potential for US market launch in 2025

Company creation and securing financing → **Building a strong platform and initiating clinical trials** → **Significant upcoming milestones**

2014
- Company Founded

2014 – 2020
- MM1636@CCIT (IDO and PD-L1 peptides) starts showing impressive data

2020
- MM1636 data presented at ESMO as LBA
- FDA grants BTD designation

2021
- $150 million Series B
- $100 million IPO
- Expanded US presence with corporate office in NYC and research hub in MD
- Nature Medicine Publication

2022
- Initiated IOB-013 – ph 3 pivotal trial
- Initiated IOB-022 – ph 2 basket trial

2023
- IOB-022 – ph2 encouraging preliminary data
- IOB-013 – ph 3 complete enrollment
- IOB-032 – ph 2 neo-adjuvant/ adjuvant study initiated

2024
- IOB-013 Interim Analysis
- IOB-022 – basket trial data
- Potential **BLA submission** depending on IA outcome

2025
- **Potential accelerated approval in the US** depending on IA outcome

Clinical trials development | **Board and investments**

Non-confidential Overview 25

GROWTH STRATEGY | The aim is to use our first mover advantage in melanoma and expand into multiple cancer types and earlier settings Building a solid science platform with a unique value proposition Immune-modulating cancer vaccine targeting both the tumor and the immune suppressive cells Significant clinical milestone and potential launch Phase 3 pivotal trial in 1st line advanced melanoma ongoing with interim analysis outcome expected 3Q2024 and potential BLA submission for accelerated approval based on interim analysis New programs targeting earlier lines of melanoma, multiple upside opportunities in other solid tumors (NSCLC and SCCHN), and early-stage pipeline targeting additional immune suppressive mechanisms Expansion into multiple opportunities 2025 2028 EXPAND BUILDING LAUNCH 2014 - 2023 Potential use of the T-Win technology into other types of diseases, such as infectious, inflammatory, and auto-immune diseases* Exploring the use of the T-Win technology to cure other diseases Future EXPLORE *Source: The Lancet Journal October 26, 2022; thelancet.com/journals/lanmic/article/PIIS2666-5247(22)00300-7/fulltext

OUTLOOK | Important clinical milestones expected in the next two years, supported by $165.5 M* cash runway into 4Q2025

Program	Phase	Indication	Line of therapy	Milestones through 2024	Milestones through 2025
IO102-IO103 Targets: IDO, PD-L1	**Phase 3**	Melanoma	First-line advanced	☑ 225 patients enrolled June 2023 ☑ Complete enrollment by year-end 2023 ☐ Interim analysis (IA) 2Q2024, outcome 3Q24 ☐ Potential BLA submission based on IA	☐ Potential accelerated approval in the U.S. if supported by IA ☐ Primary endpoint of progression free survival expected to be reached in 2H25
	Phase 2 Basket trials	Lung (NSCLC) Head & Neck (SCCHN)	First-line metastatic	☐ Additional data	☐ Final data
	Phase 2 Basket trials	Melanoma Head & Neck (SCCHN)	Neo-adjuvant / adjuvant	☑ Initiate Phase 2 in 2H2023	☐ Initial data
IO112 Target: Arginase 1	**Phase 1/2**	Solid Tumors		☐ IND ready	☐ IND filing; Initiate IST study
IO170 Target: TGF-b1		Solid Tumors		☐ Pre-clinical studies	☐ IND enabling studies

* As of Sept 30, 2023.

Non-confidential Overview 27

PATIENT AND MARKET PERSPECTIVE 1 OUR UNIQUE VALUE PROPOSITION 2 OUR PIPELINE AND THE SCIENCE BEHIND IT 3 GROWTH STRATEGY AND OUTLOOK 4 THE IO BIOTECH TEAM 5 CONTENT

THE TEAM | We have a strong management team with large biopharma and biotech experience Mai-Britt Zocca, Ph.D. Chief Executive Officer Qasim Ahmad, M.D. Chief Medical Officer Amy Sullivan, M.B.A. Chief Financial Officer Eric Faulkner, M.B.A. Chief Technical Officer Devin Smith General Counsel Dan Mannix, Ph.D. SVP Regulatory

Board of Directors THE TEAM | Our management team is supported by the Board of Directors and the Scientific Advisory Board Peter Hirth, Ph.D. Chairman Kathleen Sereda Glaub, M.B.A. Member Christian Elling, Ph.D. Member – Lundbeckfonden Heidi Hunter Member Jack B. Nielsen, M.Sc Member – Vivo Capital David V. Smith, M.B.A. Member Mai-Britt Zocca, Ph.D. President and CEO Scientific Advisory Board Inge Marie Svane, M.D., Ph.D Founder, Clinical Advisor Alexander Eggermont, M.D., Ph.D. Sr. Clinical Advisor Kapil Dhingra, M.D. Strategic R&D Advisor Mads Hald Andersen, M.D., Ph.D. Founder, Scientific Advisor Hellen Collins, M.D. Member

Indications: Melanoma SCCHN NSCLC 3 T-win cancer vaccine technology platform 1 3 Pipeline programs 17 Patent Families Focused on improving clinical effect without adding systemic toxicity 50% 80% * Results from phase 1/2 MM1636 Melanoma 25.5 Months mPFS* Providing rapid and durable responses HIGHLIGHTS | Break Boundaries. Ignite Change. 3Q24 Ph. 3 interim analysis outcome IO102-IO103 in Ph. 3 Pivotal trial in advanced melanoma fully enrolled 2025 Potential US market entry ORR* CRR*